Other liabilities	12 Months Ended
Dec. 31, 2020
Payables and Accruals [Abstract]
Other liabilities	Other liabilities
Other liabilities are comprised of the following:

(In $ millions)	2020	2019
Uncertain tax position	44.4	44.2
Accrued expenses	13.1	34.0
Taxes payable	31.8	35.1
Interest rate swap agreements (1)	—	17.7
Employee and business withheld taxes, social security and vacation payment	8.3	9.0
VAT payable	2.2	4.7
Deferred mobilization/demobilization revenues (see Note 6 - "Revenue from contracts with customers")	0.9	3.0
Total other liabilities (2)	100.7	147.7
Other liabilities are classified in our Consolidated Balance Sheets as follows:

(In $ millions)	2020	2019
Other current liabilities	56.3	103.5
Other non-current liabilities	44.4	44.2
Total other liabilities (1)	100.7	147.7
(1) In preparation for Chapter 11 filing, a decision was made to default on the interest rate swap payments that were due on November 23, 2020. As a result, the outstanding derivative balance on this date was held at the counterparty claimed value within "liabilities subject to compromise" on our Consolidated Balance Sheets as at December 31, 2020. Refer to Note 20 - "Risk management and financial instruments" for more information.
(2) Balances held as at December 31, 2020 exclude liabilities that are subject to compromise, which have been reclassified to a separate line within the Consolidated Balance Sheet. This represents our estimate of known or potential pre-petition claims to be resolved in connection with the Chapter 11 proceedings. For further information refer to Note 1 - "General information".